Exhibit 10.20

REFINANCING AMENDMENT

(AMENDMENT NO. 4 TO CREDIT AGREEMENT)

REFINANCING AMENDMENT (this “Agreement”), dated as of January 29, 2020, among KNOWLTON DEVELOPMENT HOLDCO, INC., a corporation duly constituted under the laws of the Province of British Columbia (“Holdings”), KDC US HOLDINGS, INC., a Virginia corporation (the “US Borrower”), KNOWLTON DEVELOPMENT CORPORATION INC., a corporation duly amalgamated under the laws of the Province of British Columbia (the “Canadian Borrower” or “Borrower Representative” and, together with the US Borrower, each, a “Borrower” and collectively, the “Borrowers”), the subsidiaries of the Borrowers party hereto, UBS AG, Stamford Branch (“UBS”), as New Fronting Term Lender (as defined below), UBS Securities LLC (the “Lead-Left Arranger”), and Jefferies Finance LLC (“Jefferies” and, together with the Lead-Left Arranger acting in their capacities as the lead arrangers, collectively, the “Lead Arrangers” and each, a “Lead Arranger”) and UBS AG, Stamford Branch, in its capacity as administrative agent and collateral agent for the New Term Lenders (in such capacity, the “Agent”), relating to the Credit Agreement, dated as of December 21, 2018 (as amended by that certain Incremental Amendment (Amendment No. 1 to Credit Agreement), dated as of August 22, 2019, by that certain Amendment No. 2 to Credit Agreement dated as of September 25, 2019 and by that certain Incremental Amendment (Amendment No. 3 to Credit Agreement), dated as of January 23, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among Holdings, the Borrowers, the Lenders and Issuing Banks from time to time party thereto, the Agent and the other parties from time to time party thereto.

RECITALS:

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 9.02(c) of the Credit Agreement provides that, with the written consent of the Borrower Representative and the Lenders providing the relevant Replacement Term Loans (as defined below), the Credit Agreement may be amended to permit the refinancing or replacement of all or any portion of the outstanding Term Loans under any Class with one or more replacement term loans (the “Replacement Term Loans”);

WHEREAS, the Borrowers wish to obtain Replacement Term Loans, the proceeds of which shall be used to prepay in full all Term Loans outstanding under the Credit Agreement as of the Amendment No. 4 Effective Date (as defined below) immediately prior to giving effect to this Agreement (the “Existing Term Loans”; and the Lenders holding such Existing Term Loans, the “Existing Term Lenders”);

WHEREAS, (a) UBS has agreed to provide Replacement Term Loans (such Replacement Term Loans, collectively with the Replacement Term Loans provided pursuant to clause (b) below, the “New Term Loans”) in an aggregate principal amount equal to the outstanding principal amount of Existing Term Loans in effect as of the Amendment No. 4 Effective Date minus the aggregate Rollover Amount (as defined below) (UBS, in such capacity, the “New Fronting Term Lender”) and (b) each Rollover Lender (as defined below) has agreed to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans, in each case of clauses (a) and (b), effective as of the Amendment No. 4 Effective Date, in accordance with the terms and conditions set forth herein and in the Credit Agreement;

WHEREAS, UBS Securities LLC and Jefferies Finance LLC will act as joint lead arrangers and joint bookrunners in connection with the New Term Loans; and

WHEREAS, the New Term Lenders (as defined below) have agreed to provide New Term Loans (or in the case of the Rollover Lenders, convert their Existing Term Loans to New Term Loans) and (ii) the Borrowers have requested, and each of the New Term Lenders have agreed to, an amendment to the Credit Agreement pursuant to which certain other provisions of the Credit Agreement will be amended as set forth herein;

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, from the Amendment No. 4 Effective Date, refer to the Credit Agreement as amended hereby.

SECTION 2. New Term Loans; Rollover Amounts.

(a) Each New Term Lender party hereto severally agrees to make, on the Amendment No. 4 Effective Date, Replacement Term Loans in US Dollars to the US Borrower in accordance with the terms hereof (i) in the case of the New Fronting Term Lender, in an amount equal to in an aggregate principal amount equal to the outstanding principal amount of Existing Term Loans in effect as of the Amendment No. 4 Effective Date minus the aggregate Rollover Amount for all other New Term Lenders and (ii) in the case of each Rollover Lender, in the amount equal to such Lender’s Rollover Amount (each such commitment, a “New Term Loan Commitment”), as applicable, and shall have all of the rights and obligations of a “Lender”, “Initial Term Loan Lender” and “Term Loan Lender” under the Amended Credit Agreement and the other Loan Documents. On the Amendment No. 4 Effective Date, each Existing Term Lender (in its capacity as such, but not in any other capacity) shall cease to be a Lender party to the Credit Agreement (and, for the avoidance of doubt, shall not be a party to the Amended Credit Agreement with respect to Initial Term Loans (except to the extent that it shall subsequently become party thereto (i) pursuant to an Assignment and Assumption entered into with any Lender in accordance with the terms of the Amended Credit Agreement, (ii) with respect to any Rollover Lender, pursuant to a “cashless roll” in accordance with this Agreement or (iii) through other means in accordance with the terms and provisions of the Amended Credit Agreement)), and all accrued and unpaid fees and other amounts payable under the Credit Agreement for the account of each Existing Term Lender shall be due and payable on such date.

(b) On the Amendment No. 4 Effective Date:

(i) each New Term Lender, severally and not jointly, shall make (or in the case of any Rollover Lender, be deemed to make) a Replacement Term Loan to the US Borrower in accordance with this Section 2(b) and Section 9.02(c) of the Credit Agreement by being deemed to deliver to the Agent immediately available funds in an amount equal to its New Term Loan Commitment;

(ii) the US Borrower shall prepay in full the Existing Term Loans by (A) delivering to the Agent funds in an amount equal to the excess, if any, of (1) the aggregate of the Existing Term Loan Prepayment Amount for all of the Existing Term Lenders (except to the extent otherwise agreed by any Existing Term Lender) over (2) the sum of the New Lender Net Funding

Amount (as defined below) plus (without duplication of any New Lender Net Funding Amount) the Rollover Amount (such excess, the “Borrowers’ Payment”); and (B) directing the Agent to apply the funds made available to the Agent pursuant to Section 1(b)(i) hereof, net of fees and expenses as agreed by the Borrower Representative and the Agent not otherwise paid by or on behalf of the US Borrower (the “New Lender Net Funding Amount”), along with the Borrowers’ Payment, if any, and the Rollover Amount to prepay in full the Existing Term Loans, and the Agent and the Lenders party hereto hereby waive the prior notice requirements in connection with the Borrowers’ Payment set forth in Section 2.11(a) of the Credit Agreement; and

(iii) the Agent shall apply the Borrowers’ Payment to pay to each Existing Term Lender an amount equal to such Existing Term Lender’s Existing Term Loan Prepayment Amount (except as otherwise agreed by such Existing Term Lender).

The transactions described in this Section 2(b) shall be deemed to occur immediately prior to the effectiveness of the amendment of the Credit Agreement pursuant to Section 3 hereof. The New Term Loan Commitments provided for hereunder shall terminate on the Amendment No. 4 Effective Date immediately upon the borrowing of the New Term Loans pursuant to Section 2(b). For purposes of this Agreement, the “Existing Term Loan Prepayment Amount” shall mean, for each Existing Term Lender, the sum of (i) the aggregate principal amount of Existing Term Loans owing to such Existing Term Lender on the Amendment No. 4 Effective Date plus (ii) all accrued and unpaid interest and other amounts due and payable in accordance with the Credit Agreement on such Existing Term Lender’s Existing Term Loans as of the Amendment No. 4 Effective Date

(c) Any Existing Term Lender may elect for a “cashless roll” of 100% (or such lesser amount as may be determined by the Lead-Left Arranger and separately notified to such Existing Term Lender by the Lead-Left Arranger prior to the Amendment No. 4 Effective Date) of its Existing Term Loans into New Term Loans in the same principal amount by executing its appropriate signature page to this Agreement and delivering such signature page to the Lead-Left Arranger (such electing Existing Term Lenders, the “Rollover Lenders” and, together with the New Fronting Term Lender, collectively, the “New Term Lenders”). It is understood and agreed that (i) simultaneously with the deemed making of New Term Loans by each Rollover Lender and the payment to such Rollover Lender of all accrued and unpaid fees and other amounts in respect of the Existing Term Loan in respect of such Rollover Amount (as defined below), such elected amount (or such lesser amount as may be determined by the Lead-Left Arranger and separately notified to such Rollover Lender by the Lead-Left Arranger prior to the Amendment No. 4 Effective Date) of the Existing Term Loans held by such Rollover Lender (the “Rollover Amount”) shall be deemed to be extinguished, repaid and no longer outstanding and such Rollover Lender shall thereafter hold a New Term Loan in an aggregate principal amount equal to such Rollover Lender’s Rollover Amount, (ii) no Rollover Lender shall receive any prepayment being made to other Existing Term Lenders holding Existing Term Loans from the proceeds of the New Term Loans to the extent of such Rollover Lender’s Rollover Amount and (iii) any Existing Term Loan held by a Rollover Lender that is not so allocated to such Rollover Lender as a Rollover Amount shall be repaid in full on the Amendment No. 4 Effective Date together with all accrued and unpaid amounts owing to such Existing Term Lender in respect of such amount pursuant to Section 2(b).

(d) The US Borrower hereby requests (which the Agent and the New Term Lenders agree shall constitute notice pursuant to Section 2.03 of the Credit Agreement) to have the New Term Loans be LIBO Rate Loans, the Agent and each New Term Lender party hereto hereby consents to an Interest Period for the New Term Loans initially beginning on the Amendment No. 4 Closing Date and ending on February 29, 2020.

SECTION 3. Amendments to Credit Agreement. The following amendments are made to the Credit Agreement to effect the foregoing:

(a) Section 1.01 of the Credit Agreement is amended to add the following new defined terms in the appropriate alphabetical order:

“Amendment No. 4” means the Refinancing Amendment (Amendment No. 4 to Credit Agreement), dated as of January 29, 2020, among the Borrowers, Holdings, the Subsidiaries of the Borrowers party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Closing Date” has the meaning set forth in Amendment No. 4 and occurred on January 29, 2020.

(b) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the words “4.25% per annum” contained therein with the words “3.75% per annum” and (ii) replacing the words “3.25% per annum” contained therein with the words “2.75% per annum”.

(c) The definition of “Initial Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Initial Term Loan Commitment” means, with respect to each Initial Term Loan Lender, (a) prior to the Amendment No. 4 Closing Date, the commitment of such Initial Term Loan Lender to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Initial Term Loan Lender’s name on the Commitment Schedule and (b) after the Amendment No. 4 Closing Date, the commitment of such Initial Term Loan Lender to make Initial Term Loans pursuant to Amendment No. 4, in each case, as the same may be (i) reduced from time to time pursuant to Section 2.09 and (ii) reduced or increased from time to time pursuant to (A) assignments by or to such Initial Term Loan Lender pursuant to Section 9.05 or (B) an Additional Term Commitment.

(d) The definition of “Initial Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Initial Term Loans” means (a) prior to the Amendment No. 4 Closing Date, (i) the term loans made by the Initial Term Loan Lenders to the Borrowers pursuant to Section 2.01(a) and (ii) the 2019 Incremental Term Loans and (b) on and after the Amendment No. 4 Closing Date, the terms loans made pursuant to Amendment No. 4. The aggregate principal amount of Initial Term Loans outstanding as of the Amendment No. 4 Closing Date is $925,798,680.90.

(e) Section 2.11(b)(vi) of the Credit Agreement is hereby amended by replacing the words “Any prepayment of Term Loans made on or prior to the date that is six months after the Closing Date” contained therein with the words “Any prepayment of Initial Term Loans made on or prior to the date that is six months after the Amendment No. 4 Closing Date”.

(f) Section 2.12(g) of the Credit Agreement is hereby amended by replacing the words “the date that is six months after the Closing Date” contained therein with the words “the date that is six months after the Amendment No. 4 Closing Date”.

(g) Section 2.22(a)(v) of the Credit Agreement is hereby amended by replacing each reference to “Term Loan Facility”, “Term Facility” and “Term Loan” and replacing them with “Initial Term Loans”.

(h) Section 5.01(a) of the Credit Agreement is hereby amended by deleting the parenthetical “(or 75 days in the case of the first three Fiscal Quarters after the Closing Date)” and replacing it with the following “(or (i) 75 in the case of the first three Fiscal Quarters after the Closing Date, (ii) 90 days in the case of the Fiscal Quarter ended January 31, 2020 and (iii) 90 days in the case of any Fiscal Quarter during which a Material Acquisition is consummated)”.

(i) Section 5.01(b)(ii) of the Credit Agreement is hereby amended by deleting the parenthetical “(or 150 days in the case of the first Fiscal Year ending after the Closing Date)” and replacing it with the following “(or (i) 150 days in the case of the first Fiscal Year ending after the Closing Date, (ii) 150 days in the case of the Fiscal Year ended April 30, 2020 and (iii) 150 days in the case of any Fiscal Year during which a Material Acquisition is consummated)”.

SECTION 4. Terms of the New Term Loans Generally. On the Amendment No. 4 Closing Date, after giving effect to the New Term Loans hereunder, (i) each New Term Lender shall become a “Lender”, a “Term Loan Lender” and an “Initial Term Loan Lender” for all purposes of the Credit Agreement and the other Loan Documents (including, for the avoidance of doubt, for purposes of Section 2.10(a)) and (ii) each New Term Loan shall constitute a “Loan” and shall be deemed to be an “Initial Term Loan” for all purposes of the Credit Agreement and the other Loan Documents (including, for the avoidance of doubt, for purposes of Section 2.10(a)). The New Term Loans shall constitute a single Class of Term Loans under the Credit Agreement. The parties hereto hereby consent to the incurrence of the New Term Loans on the terms set forth herein. Upon the effectiveness of this Agreement, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the incurrence of the New Term Loans shall be deemed satisfied and the incurrence of the New Term Loans shall be deemed arranged and consummated in accordance with the terms of the Amended Credit Agreement and the other Loan Documents.

SECTION 5. Representations and Warranties. After giving effect to this Agreement, each of the Loan Parties represents and warrants that the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents will be true in all material respects on and as of the Amendment No. 4 Closing Date; provided that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true in all material respects as of such earlier date and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects.

SECTION 6. Conditions to the Amendment No. 4 Closing Date. This Agreement shall become effective as of the first date when (such date, the “Amendment No. 4 Effective Date”) each of the following conditions shall have been satisfied:

(i) the Agent shall have received from the New Fronting Term Lender, each Rollover Lender, the Borrowers and each other Loan Party, an executed counterpart hereof or other written confirmation (in form reasonably satisfactory to the Agent) that such party has signed a counterpart hereof;

(ii) the Lead Arrangers and the Agent shall have received, at least three Business Day prior to the Amendment No. 4 Closing Date, (A) all documentation and other information about any Loan Party reasonably requested by any New Term Lender in writing with respect to any Loan Party, which documentation or other information is required by regulatory authorities under applicable

“know your customer” and anti-money laundering rules and regulations, including the AML Legislation and (B) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in each case, to the extent reasonably requested in writing by such New Term Lender, as applicable, at least ten Business Day prior to the Amendment No. 4 Closing Date;

(iii) prior to or substantially concurrently with the establishment of the New Term Loans hereunder, the Lead Arrangers, the New Fronting Term Lender and the Agent shall have received (A) all fees required to be paid by the Borrowers on the Amendment No. 4 Closing Date and (B) all reasonable and documented out-of-pocket expenses to be paid by the Borrowers to the New Term Lenders on the Amendment No. 4 Closing Date for which reasonably detailed invoices have been delivered to the Borrower Representative at least three Business Days prior to the Amendment No. 4 Closing Date or such later date to which the Borrower Representative may agree, in each case, on or before the Amendment No. 4 Closing Date, which amounts may be offset against the proceeds of the New Term Loans;

(iv) the Lead Arrangers and the Agent shall have received (A) a certificate of each Loan Party, dated as of the Amendment No. 4 Closing Date and executed by a secretary, assistant secretary or other Responsible Officer (as the case may be) thereof, which shall (x) certify that attached thereto are (I) a true and complete copy of the certificate or articles of incorporation, formation or organization (or equivalent formation document) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party (or equivalent certification in the case of any Canadian Loan Party or Discretionary Guarantor), which certificate or articles of incorporation, formation or organization (or equivalent formation document) have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) since the date reflected thereon, (II) a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Amendment No. 4 Closing Date, which by-laws or operating, management, partnership or similar agreement are in full force and effect and (III) a true and complete copy of the resolutions or written consents, as applicable, of its board of directors, board of managers, members or other applicable governing body authorizing the execution, delivery and performance of this Agreement and, in the case of the US Borrower, the borrowings hereunder, which resolutions or written consents have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (y) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party authorized to sign this Agreement on the Amendment No. 4 Closing Date and (B) a good standing (or equivalent) certificate as of a recent date for such Loan Party from its jurisdiction of organization;

(v) The Lead Arrangers and the Agent shall have received a certificate dated as of the Amendment No. 4 Effective Date and executed by a Responsible Officer of the Borrower Representative certifying, after giving effect to this Agreement, (i) as to the representations and warranties in Section 5 above and (ii) that no (x) Default under Section 7.01(a), 7.01(f) or 7.01(g) of the Credit Agreement or (y) Event of Default exists immediately prior to or after giving effect to the effectiveness of the New Term Loans;

(vi) the Agent (or its counsel) shall have received, on behalf of the Agent and the New Term Lenders, a customary written opinion of (A) Weil, Gotshal & Manges LLP, counsel to the US Loan Parties, dated the Amendment No. 4 Closing Date and addressed to the Agent and the New Term Lenders and (B) Fasken Martineau DuMoulin LLP, counsel to the Canadian Loan Parties, dated the Amendment No. 4 Closing Date and addressed to the Agent and the New Term Lenders;

(vii) the Agent shall have received all documents and instruments required to create and perfect the Agent’s security interest in the Collateral shall have been executed by the Borrowers and the Guarantors, as applicable, and delivered to the Agent and, if applicable, be in proper form for filing; and

(viii) the Agent shall have received the Borrowers’ Payment.

SECTION 7. Governing Law.

(a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) The jurisdiction and waiver of jury trial provisions in Sections 9.10(b), 9.10(c), 9.10(d) and 9.11 of the Credit Agreement are hereby incorporated by reference into this Agreement and shall apply, mutatis mutandis, to this Agreement.

SECTION 8. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the New Term Loans) contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Loan Guaranty, the Security Agreements and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” as such terms are defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each New Term Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Amended Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as increased hereby, as contemplated by this Agreement.

SECTION 9. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 10. Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party, any New Term Lender or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with the terms of the Credit Agreement and this Agreement, as applicable, except to the extent the Agent or its Affiliates would be liable for such losses, costs, damages or liabilities pursuant to the terms of the Credit Agreement.

SECTION 11. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by the Borrowers, the other Loan Parties, the Agent and the New Term Lenders signatory hereto on the date hereof and when the Lead Arrangers have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tif” or similar attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Miscellaneous. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Borrowers and the Agent hereby consent to each New Term Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement on the Amendment No. 4 Closing Date. For only the purpose of Section 9.05 of the Credit Agreement, the Borrowers, hereby consents to the assignments by UBS AG, Stamford Branch, in its capacity as New Fronting Term Lender under this Agreement, in a manner otherwise in accordance with the Amended Credit Agreement, of the New Term Loans made by it on the Amendment No. 4 Closing Date solely to the institutions and solely in the amounts previously agreed upon by the Lead Arrangers and the Borrowers, and the Agent hereby waives the payment of any processing and recordation fee otherwise payable under Section 9.05(b)(ii)(C) in connection with such assignments. Notwithstanding anything to the contrary contained herein, this Section 12 shall not operate to consent to any assignment to a Disqualified Institution and any such assignment by UBS AG, Stamford Branch to a Disqualified Institution shall be prohibited and subject to the same remedies as set forth in Section 9.05(f) of the Credit Agreement.

SECTION 13 Mortgage Amendments. With respect to each existing Mortgage, not later than 90 days after the Amendment No. 4 Closing Date (or such longer period as may be agreed by the Agent acting reasonably), the Borrowers shall cause the applicable Loan Parties to deliver to the Agent (a) an executed modification to each existing Mortgage, in form and substance reasonably satisfactory to the Agent, modifying any maximum secured amount stated therein and confirming that the Lien of such Mortgage secures the New Term Loans and otherwise ratifying and confirming the Lien of such Mortgage, and (b) a date down endorsement (or, to the extent not available in the applicable jurisdiction, a modification endorsement) to the applicable existing title insurance policy, in form and substance reasonably satisfactory to the Agent; provided that the Borrowers may, in lieu of (a) and (b), deliver to the Agent written or e-mail confirmation from local counsel in the jurisdiction in which the applicable Material Real Estate Asset is located substantially to the effect that the existing Mortgage secures the New Term Loans and no modification needs to be recorded to ensure the continuation of the Lien or to ensure the priority of the Lien of such Mortgage is not adversely affected.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

HOLDINGS:

KNOWLTON DEVELOPMENT HOLDCO, INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Chief Financial Officer

BORROWERS:

KDC US HOLDINGS, INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Chief Financial Officer

KNOWLTON DEVELOPMENT CORPORATION INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Chief Financial Officer

[Signature Page – Amendment No. 4 to Credit Agreement]

GUARANTORS:

THIBIANT INTERNATIONAL, INC.

AROMAIR FINE FRAGRANCE COMPANY

CHEMAID LABORATORIES, INC.

KDC US FINCO, INC.

KOLMAR LABORATORIES, INC.

NORTHERN LABS, INC.

TRI-TECH LABORATORIES, LLC

ACUPAC PACKAGING, INC.

BENCHMARK COSMETIC LABORATORIES, INC.

SWALLOWFIELD INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Chief Financial Officer

KDC/ONE EUROPE SAS KDC/ONE SWALLOWFIELD LIMITED SWALLOWFIELD CONSUMER PRODUCTS LIMITED

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Director

KDC/ONE HOLDINGS (BVI) INC.

By:	/s/ Gregg Kam
Name: Gregg Kam
Title: Director

[Signature Page – Amendment No. 4 to Credit Agreement]

HCT BEAUTY LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Secretary

NB BEAUTY LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Secretary

HCT CHINA LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Director

HCT INOVATION LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Director

HCT-KENT PACKAGIN LTD.

By:	/s/ Richard Flook
Name: Richard Flook
Title: Director

HCT EUROPE LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Secretary

HCT ASIA LIMITED

By:	/s/ Richard Flook
Name: Richard Flook
Title: Director

[Signature Page – Amendment No. 4 to Credit Agreement]

HCT PACKAGING INC.

By:	/s/ Timothy Thorpe
Name: Timothy Thorpe
Title: President and Chief Executive Officer

HCT GROUP HOLDINGS LIMITED

By:	/s/ Timothy Thorpe
Name: Timothy Thorpe
Title: President and Chief Executive Officer

CLOVER PARK 2 (BVI) LIMITED

By:	/s/ Timothy Thorpe
Name: Timothy Thorpe
Title: Director

ZOSIA LIMITED

By:	/s/ Timothy Thorpe
Name: Timothy Thorpe
Title: Director

HERORICH HOLDINGS LIMITED

By:	/s/ Timothy Thorpe
Name: Timothy Thorpe
Title: Director

[Signature Page – Amendment No. 4 to Credit Agreement]

CLOVER PARK 1 LIMITED

By:	/s/ Mohammed Asaria
Name: Mohammed Asaria
Title: Director

CLOVER PARK 2 LIMITED

By:	/s/ Mohammed Asaria
Name: Mohammed Asaria
Title: Director

[Signature Page – Amendment No. 4 to Credit Agreement]

UBS AG, STAMFORD BRANCH, as Agent and Revolving Lender

By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page – Amendment No. 4 to Credit Agreement]

JEFFERIES FINANCE LLC, as Revolving Lender

By:	/s/ JR Young
Name: JR Young
Title: Managing Director

[Signature Page – Amendment No. 4 to Credit Agreement]

NEW TERM LENDER SIGNATURE PAGE

By executing a counterpart to this Amendment as the New Fronting Term Lender, UBS AG, Stamford Branch. agrees to make New Term Loans on the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Amended Credit Agreement. The New Fronting Term Lender acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	UBS AG, STAMFORD BRANCH, as the New Fronting Term Lender

	By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

	By:	/s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AJ B Loan Fund 2018, as a Rollover Lender
By: Apollo Capital Management, L.P, its investment manager
By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALLEGRO CLO II - S, LTD., as a Rollover Lender
AXA IM Inc. for and on behalf of Allegro II - S CLO Limited

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO IV, Limited, as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO IX, Limited, as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page –Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO V, Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO VI, Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO VII, Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. for and on behalf of Allegro CLO VIII Ltd,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. For and on behalf of Allegro CLO X, Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Inc. For and on behalf of Allegro CLO XI, Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM V, Ltd.,
as a Rollover Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM VI, Ltd.,
as a Rollover Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM VII (R), Ltd.,
as a Rollover Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM VII (R)-2, Ltd.,
as a Rollover Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM VII, Ltd.,
as a Rollover Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM VIII, Ltd.,
as a Rollover Lender
BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM XII, Ltd.,
as a Rollover Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM XIX, LTD.,
as a Rollover Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM XVI, LTD.,
as a Rollover Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM XVII, Ltd.,
as a Rollover Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ALM XVIII, LTD.,
as a Rollover Lender
by Apollo Credit Management (CLO), LLC, as its collateral manager

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:		AMISSIMA DIVERSIFIED INCOME ICAV,
Amissima Vita Corporate Loans/High Yield Bonds Fund,
as a Rollover Lender
an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund,

By: Apollo Management International LLP, its portfolio manager

By: AMI (Holdings), LLC, its member

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 11, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 13, Ltd.,
as a Rollover Lender

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 14, Ltd.,
as a Rollover Lender

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 1-R, Ltd.,
as a Rollover Lender

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 2013-1, Ltd.,
as a Rollover Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 2018-10, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 3-R, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 4-R, Ltd., as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 5-R, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 6, Ltd.,
as a Rollover Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 7, Ltd.,
as a Rollover Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 8, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Capital CLO 9, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 1, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Bank Debt Settlements Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 2, Ltd,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral
Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 3, Ltd,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 4, Ltd,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 5, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 6, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its
Collateral Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 7, Ltd.,
as a Rollover Lender

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 8, Ltd.,
as a Rollover Lender

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Anchorage Credit Funding 9, Ltd.,
as a Rollover Lender
By: Anchorage Capital Group, L.L.C., its Collateral
Manager

	By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XI,
as a Rollover Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XII,
as a Rollover Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XV,
as a Rollover Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XVIII-R,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XX,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXI,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXII,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXIII,
as a Rollover Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXIV,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners, LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXIX,
as a Rollover Lender

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXV,
as a Rollover Lender
By: Its Collateral Manager CVC Credit Partners

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXVI,
as a Rollover Lender

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	APIDOS CLO XXVII,
as a Rollover Lender

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXVIII,
as a Rollover Lender
By: Its Collateral Manager CVC CREDIT PARTNERS
U.S. CLO MANAGEMENT LLC,

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXX,
as a Rollover Lender
By: Its Collateral Manager CVC CREDIT PARTNERS
U.S. CLO MANAGEMENT LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXXI,
as a Rollover Lender
By: Its Collateral Manager CVC CREDIT PARTNERS
U.S. CLO MANAGEMENT LLC,

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Apidos CLO XXXII,
as a Rollover Lender
By: Its Collateral Manager CVC CREDIT PARTNERS
U.S. CLO MANAGEMENT LLC

	By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Paris SA for and on behalf of AXA IM Loan Limited,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Baloise Senior Secured Loan Fund III,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Bandera Strategic Credit Partners II, LP,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	BEAN CREEK CLO, LTD.,
as a Rollover Lender

	By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CLEAR CREEK CLO, LTD.,
as a Rollover Lender

	By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	DEER CREEK CLO, LTD.,
as a Rollover Lender

	By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	SILVER CREEK CLO, LTD.,
as a Rollover Lender

	By:	/s/ BRYAN S. HIGGINS
Name: BRYAN S. HIGGINS
Title: MANAGER

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Canoe Credit Opportunities Fund, as a Rollover Lender
BY: AEGON USA, as its Investment Advisor

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Catamaran CLO 2013-1 Ltd.,
as a Rollover Lender
By: Trimaran Advisors, L.L.C.

	By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Catamaran CLO 2014-1 Ltd.,
as a Rollover Lender
By: Trimaran Advisors, L.L.C.

	By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Catamaran CLO 2016-1 LTD.,
as a Rollover Lender

	By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Catamaran CLO 2018-1 Ltd.,
as a Rollover Lender

	By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2017-1, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2017-2, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2017-3, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2017-4, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2018-5, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2018-6, LTD.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2018-7, Ltd.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2018-8 Ltd,
as a Rollover Lender
By: CBAM CLO Management LLC, as Portfolio Manager

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2019-10, Ltd.,
as a Rollover Lender
By: CBAM CLO Management LLC as Portfolio Manager

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2019-11 Ltd,
as a Rollover Lender
By: CBAM CLO Management LLC as Portfolio Manager

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CBAM 2019-9, Ltd.,
as a Rollover Lender

	By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding II CLO Ltd,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding IV CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding IX CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding V CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding VI CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding VII CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding VIII CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding X CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Cedar Funding XI CLO, Ltd.,
as a Rollover Lender
By: AEGON USA Investment Management, LLC,
as its Portfolio Manager

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CVP CLO 2017-1 Ltd,
as a Rollover Lender
By: CVP CLO Advisors, LLC as Investment Manager

	By:	/s/ Joe Matteo
Name: Joe Matteo
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	CVP CLO 2017-2 Ltd,
as a Rollover Lender
By: CVP CLO Advisors, LLC, as Investment Manager

	By:	/s/ Joe Matteo
Name: Joe Matteo
Title: Partner

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	DEUTSCHE BANK AG NEW YORK BRANCH,
as a Rollover Lender

	By:	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

	By:	/s/ Howard Loe
Name: Howard Loe
Title: Assistant Vice President

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Diversified Loan Fund - Syndicated Loan A S.a.r.l.,
as a Rollover Lender
By: Apollo Management International LLP, its portfolio manager
By: AMI (Holdings), LLC, its member

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Drawbridge Special Opportunities Fund LP,
as a Rollover Lender
By: Drawbridge Special Opportunities GP LLC, its general partner

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Drawbridge Special Opportunities Fund Ltd.,
as a Rollover Lender
By: Drawbridge Special Opportunities Advisors LLC, it’s investment manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	E.N. INVESTMENT COMPANY,
as a Rollover Lender

	By:	/s/ Afsoon Kelly
Name: Afsoon Kelly
Title: Director of Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Export Development Canada
as a Rollover Lender

	By:	/s/ Guillaume Couture
Name: Guillaume Couture
Title: Senior Associate

	By:	/s/ Shahbaz Syed
Name: Shahbaz Syed
Title: Financing Manager

[Signature Page – Amendment No. 4 to Credit Agreement]

Export Development Canada, as a Lender

By:	/s/ Guillaume Couture
Name: Guillaume Couture
Title: Senior Associate

By:	/s/ Shahbaz Syed
Name: Shahbaz Syed
Title: Financing Manager

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Elmwood CLO I, Ltd,
as a Rollover Lender

	By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Elmwood CLO II, Ltd,
as a Rollover Lender

	By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Elmwood CLO III, Ltd,
as a Rollover Lender

	By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Employers Insurance Company of Wausau,
as a Rollover Lender

	By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FDF I Limited,
as a Rollover Lender
By: FDF I CM LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FDF II Limited,
as a Rollover Lender
By: FDF II CM LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FDF III Limited,
as a Rollover Lender
By: FDF Management LLC Series III, a designated series of FDF Management LLC,

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FDF IV Limited,
as a Rollover Lender
By: FDF Management LLC Series IV, a designated series of FDF Management LLC, its collateral manager

	By:	/s/ William Covino
Name: William Covino
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FDF V Limited,
as a Rollover Lender
By: FDF V Management LLC, it’s collateral manager

	By:	/s/ William Covino
Name: William Covino
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	AXA IM Paris SA for and on behalf of FDNC US Senior Loans,
as a Rollover Lender

	By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit BSL III Limited,
as a Rollover Lender
By: FC BSL Management LLC Series III a designated series of FC BSL Management LLC, a Delaware limited liability company,
By: FC BSL III CM LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	FORTRESS CREDIT BSL IV LIMITED,
as a Rollover Lender
By: FC BSL Management LLC Series IV, a designated series of FC BSL Management LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit BSL V Limited,
as a Rollover Lender
By: FC BSL Management LLC Series V, a designated series of FC BSL Management LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit BSL VI Limited,
as a Rollover Lender
By: FC BSL VI Management LLC,
its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit BSL VII Limited,
as a Rollover Lender
By: FC BSL VII Management LLC,
its collateral manager

	By:	/s/ Avi Dreyfuss
Name: Avi Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit BSL VIII Limited,
as a Rollover Lender

	By:	/s/ William Covino
Name: William Covino
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit Opportunities IX CLO Limited,
as a Rollover Lender
By: FCOD CLO Management LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit Opportunities VI CLO Limited,
as a Rollover Lender
By: FCO VI CLO CM LLC Its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit Opportunities VII CLO Limited,
as a Rollover Lender
By: FCO VII CLO CM LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Fortress Credit Opportunities XI CLO Limited,
as a Rollover Lender
By: FCOD CLO Management LLC, its collateral manager

	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2014-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2014-2, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2014-3, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2015-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2015-2, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2016-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2017-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2017-2, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2018-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2018-2, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2018-3, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICG US CLO 2019-1, Ltd.,
as a Rollover Lender

	By:	/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	ICICI Bank Canada
as a Rollover Lender

	By:	/s/ Hemang Thanavala
Name: Hemang Thanavala
Title: Chief Financial Officer ICICI Bank Canada

	By:	/s/ Akshay Chaturvedi
Name: Akshay Chaturvedi
Title: Senior Vice President Corporate & Commercial Banking ICICI Bank Canada

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Ivy Hill Middle Market Credit Fund IX, Ltd., as a Rollover Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

	By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD.,
as a Rollover Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

	By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Ivy Hill Middle Market Credit Fund X, Ltd., as a Rollover Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

	By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Ivy Hill Middle Market Credit Fund XII, Ltd., as a Rollover Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

	By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Ivy Hill Middle Market Credit Fund XIV, Ltd.,
as a Rollover Lender

	By:	/s/ Shelly Cleary
Name: Shelly Cleary
Title: Authorized Signatory

If a second signature is necessary:
By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	JMP CREDIT ADVISORS CLO IV LTD., as a Rollover Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

	By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	JMP CREDIT ADVISORS CLO V LTD., as a Rollover Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

	By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	JMP CREDIT ADVISORS CLO VI WAREHOUSE LTD., as a Rollover Lender
By: Medalist Partners Corporate Finance LLC, As Attorney-in-Fact

	By:	/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kaiser Foundation Hospitals,
as a Rollover Lender
By: Sound Point Capital Management, LP as Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kaiser Permanente Group Trust, as a Rollover Lender
By: Sound Point Capital Management, LP as Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kayne CLO 4, Ltd.,
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kayne CLO 5, Ltd.,
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kayne CLO 6, Ltd.,
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kayne CLO I, Ltd.,
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kayne CLO III, Ltd.,
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Kolumban Alternative Investments - Loans,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	KVK CLO 2016-1 Ltd.,
as a Rollover Lender
By THL Credit Advisors LLC, as Successor Collateral Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Massachusetts Fidelity Trust Company,
as a Rollover Lender

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	MidOcean Credit CLO III, as a Rollover Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:		MidOcean Credit CLO IX,
as a Rollover Lender
By: MidOcean Credit Fund Management LP,
as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	MidOcean Credit CLO VI, as a Rollover Lender By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	MidOcean Credit CLO VII, as a Rollover Lender By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	MidOcean Credit CLO VIII, as a Rollover Lender By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	MidOcean Credit CLO X, as a Rollover Lender By: MidOcean Credit Fund Management LP, its Administrative Manager

	By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Monroe Capital MML CLO VIII, Ltd. By: Monroe Capital Asset Management LLC, as Servicer and Attorney-in-fact

	By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Monroe Capital MML CLO IX, Ltd. By: Monroe Capital Asset Management LLC, as Collateral Manager and Attorney-in-fact

	By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Monroe Capital MML CLO X, Ltd. By: Monroe Capital CLO Manager LLC, as Servicer and Attorney-in-fact

	By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Nassau 2019-II Ltd., as a Rollover Lender

	By:	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Credit All Weather Income Fund, Ltd., as a Rollover Lender By: Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon HIF Funding ULC, as a Rollover Lender

	By:	/s/ Madonna Sequeira
Name: Madonna Sequeira
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 18-R, Ltd., as a Rollover Lender By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 24, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 25, Ltd., as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 26, Ltd., as a Rollover Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 27, Ltd., as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 28, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 29, Ltd., as a Rollover Lender
By: Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 30, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 31, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 32, LTD.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 33, LTD.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 34, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 35, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Asset Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 36, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 37, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 38, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Asset Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 39, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 40, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 42, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 43, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 44, Ltd.,
as a Rollover Lender
By: Octagon Credit Investor, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners 45, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XIV, Ltd.,
as a Rollover Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XV, Ltd.,
as a Rollover Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XVI, Ltd.,
as a Rollover Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XVII, Ltd.,
as a Rollover Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XXI, Ltd.,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XXII, Ltd,
as a Rollover Lender
	By:	Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Investment Partners XXIII, Ltd.,
as a Rollover Lender
	By:	Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Rollover Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Loan Funding, Ltd.,
as a Rollover Lender
	By:	Octagon Credit Investors, LLC as Collateral Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Paul Credit Fund Series I, Ltd.,
as a Rollover Lender
	BY:	Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Senior Loan Trust 2018 A Series Trust of Multi Manager Global Investment Trust, as a Rollover Lender
	By:	Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Octagon Senior Secured Credit Master Fund Ltd.,
as a Rollover Lender
	BY:	Octagon Credit Investors, LLC as Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	PARTNERS GROUP SENIOR LOAN ACCESS S.A R.L.,
as a Rollover Lender
	By	Partners Group (UK) Management Ltd, under power of attorney

	By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

If a second signature is necessary:

	By:	/s/ Surya Ysebaert
Name: Surya Ysebaert
Title: Senior Vice President

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Pikes Peak CLO 2, as a Rollover Lender
Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 2 Partners Group (UK) Management Ltd, under power of attorney

	By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

If a second signature is necessary:

	By:	/s/ Surya Ysebaert
Name: Surya Ysebaert
Title: Senior Vice President

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Pikes Peak CLO 4, as a Rollover Lender
Partners Group US Management CLO LLC as Collateral Manager for Pikes Peak CLO 4 By Partners Group (UK) Management Ltd, under power of Attorney

	By:	/s/ Till Schweizer
Name: Till Schweizer
Title: Senior Vice President

If a second signature is necessary:

	By:	/s/ Surya Ysebaert
Name: Surya Ysebaert
Title: Senior Vice President

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Pioneer Floating Rate Trust,
as a Rollover Lender By: Amundi Pioneer Asset Management, Inc.

	By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Pioneer Investments Diversified Loans Fund,
as a Rollover Lender By: Amundi Pioneer Asset Management, Inc.

	By:	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Premia AmTrust 2017 Aggregate Reinsurance Trust,
as a Rollover Lender

	By:	/s/ Todd A. Berry
Name: Todd A. Berry
Title: COO of its general partner, Birch Grove Advisors LLC

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta II Funding LP,
as a Rollover Lender By: Napier Park Global Capital (US) LP Attorney-in-fact

	By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	REGATTA IX FUNDING LTD.,
as a Rollover Lender By: Regatta Loan Management LLC its Collateral Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta VI Funding Ltd,
as a Rollover Lender
By: Regatta Loan Management LLC its Collateral
Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta VII Funding Ltd,
as a Rollover Lender
By: Regatta Loan Management LLC its Collateral
Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	REGATTA VIII FUNDING LTD,
as a Rollover Lender
By: Regatta Loan Management LLC
attorney-in-fact

	By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	REGATTA X FUNDING LTD.,
as a Rollover Lender
By: Regatta Loan Management LLC
its Collateral Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	REGATTA XI FUNDING LTD.,
as a Rollover Lender
By: Regatta Loan Management LLC
its Collateral Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta XII Funding Ltd.,
as a Rollover Lender
By: Regatta Loan Management LLC, its Collateral
Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta XIII Funding Ltd.,
as a Rollover Lender
By: Napier Park Global Capital (US) LP
Attorney-in-fact

	By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta XIV Funding Ltd.,
as a Rollover Lender
By: Regatta Loan Management LLC, its Collateral
Manager

	By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta XV Funding Ltd.,
as a Rollover Lender
By: Napier Park Global Capital (US) LP, its Collateral
Manager

	By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Regatta XVI Funding Ltd.,
as a Rollover Lender
By: Regatta Loan Management LLC, its Collateral
Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR1 LTD.,
as a Rollover Lender
by Redding Ridge Asset Management LLC
As its collateral manage

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR 2 Ltd.,
as a Rollover Lender
by Redding Ridge LLC
as its collateral manage

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR 3 Ltd.,
as a Rollover Lender
BY: Apollo Credit Management (CLO), LLC, as its
collateral manager

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR4 LTD.,
as a Rollover Lender

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR 5 LTD,
as a Rollover Lender
by Redding Ridge Asset Management LLC
as its collateral manager

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR 6 LTD,
as a Rollover Lender by Redding Ridge LLC as its collateral manager

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	RR JALAPENO 2 LTD,
as a Rollover Lender by Redding Ridge LLC as its collateral manager

	By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	SCORLUX SICAV-SIF -SCOR GLOBAL LOANS,
as a Rollover Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO II, Ltd,
as a Rollover Lender
BY: Sound Point Capital Management, LP as Collateral
Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO III-R, Ltd., as a Rollover Lender
BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO IV-R, Ltd., as a Rollover Lender
BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO IX, Ltd.,
as a Rollover Lender

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO VII-R, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO VI-R, Ltd., as a Rollover Lender
BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO V-R, Ltd., as a Rollover Lender
BY: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XII, Ltd.,
as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XIV, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XIX, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XV, Ltd, as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	SOUND POINT CLO XVI, LTD., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XVII, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XVIII, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XX, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XXII, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Asset Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XXIII, Ltd.,
as a Rollover Lender

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XXIV, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Portfolio Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point CLO XXV, Ltd., as a Rollover Lender
By: Sound Point Capital Management, LP as Collateral Manager

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sound Point Senior Floating Rate Master Fund, L.P., as a Rollover Lender
BY: Sound Point Capital Management, LP as
Investment Advisor

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Sumitomo Mitsui Banking Corporation,
as a Rollover Lender

	By:	/s/ Glenn Autorino
Name: Glenn Autorino
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Brich Grove CLO Ltd., as a Rollover Lender

	By:	/s/ Todd A. Berry
Name: Todd A. Berry
Title: COO of its general partner, Birch Grove Advisors LLC

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Premia LVI Ltd. - Guideone,
as a Rollover Lender

	By:	/s/ Todd A. Berry
Name: Todd A. Berry
Title: COO of its general partner, Birch Grove Advisors LLC

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	SWISS CAPITAL ALTERNATIVE STRATEGIES FUNDS SPC RE SC ALTERNATIVE STRATEGY 14SP,
as a Rollover Lender

	By:	/s/ Todd A. Berry
Name: Todd A. Berry
Title: COO of its general partner, Birch Grove Advisors LLC

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Tamaroa Funding Ltd.,
as a Rollover Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

	By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Teamsters Pension Trust Fund of Philadelphia & Vicinity,
as a Rollover Lender
BY: Sound Point Capital Management, LP as Investment Advisor

	By:	/s/ Andrew Kim
Name: Andrew Kim
Title: CLO Operations Associate

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THE ANSCHUTZ FOUNDATION,
as a Rollover Lender

	By:	/s/ Afsoon Kelly
Name: Afsoon Kelly
Title: Director of Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Ohio Casualty Insurance Company, as a Rollover Lender

	By:	/s/ Charles McCarthy
Name: Charles McCarthy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2014-1 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, as Investment Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2014-2 CLO Ltd., as a Rollover Lender
BY: THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
_		Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2015-1 CLO Ltd., as a Rollover Lender
By THL Credit Senior Loan Strategies LLC, as Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2016-2 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, its Warehouse Collateral Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2017-1 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, its
Warehouse Collateral Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2017-2 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, its Asset
Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2017-3 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, its
Warehouse Collateral Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	THL Credit Wind River 2018-3 CLO Ltd., as a Rollover Lender
By THL Credit Advisors LLC, as
Collateral Manager

	By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Tranquilidade Diversified Income ICAV – Tranquilidade Corporate Loans/High Yield Bonds Fund,
as a Rollover Lender an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund, Tranquilidade Diversified Income ICAVLLP, its sub-advisor
By: Apollo Management International LLP, its portfolio manager
By: AMI (Holdings), LLC, its member

	By:	/s/ Connie Yen
Name: Connie Yen
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Transamerica Floating Rate,
as a Rollover Lender

	By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Director - Settlements

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Trimaran CAVU 2019-1 LTD.,
as a Rollover Lender

	By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Trimaran CAVU 2019-2 LTD.,
as a Rollover Lender

	By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	UAW Retiree Medical Benefits Trust (Chrysler
Separate Retiree Account), as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	UAW Retiree Medical Benefits Trust (Ford Separate Retiree Account),
as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	UAW Retiree Medical Benefits Trust (General Motors
Separate Retiree Account), as a Rollover Lender

	By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	UBS AG, Stamford Branch
as a Rollover Lender

	By:	/s/ Darlena Arias
Name: Darlena Arias
Title: Director

If a second signature is necessary:

	By:	/s/ Houssern Daly
Name: Houssern Daly
Title: Associate Director Banking Products Services, US

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Rollover Lender
BY: Octagon Credit Investors, LLC as Portfolio Manager

	By:	/s/ Benjamin Chung
Name: Benjamin Chung
Title: Senior Portfolio Administrator

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	VENTURE XII CLO, Limited,
as a Rollover Lender
BY: its investment advisor
MJX Venture Management LLC

	By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	VENTURE XVI CLO, Limited,
as a Rollover Lender
By: its investment advisor
MJX Venture Management II LLC

	By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	VENTURE XX CLO, Limited, as a Rollover Lender By: its investment advisor MJX Venture Management LLC

	By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Venture XXI CLO, Limited, as a Rollover Lender By: its investment advisor MJX Venture Management LLC

	By:	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	Whitebox CLO I, Ltd as a Rollover Lender

	By:	/s/ Joon Kyung
Name: Joon Kyung
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page – Amendment No. 4 to Credit Agreement]

ROLLOVER LENDER SIGNATURE PAGE

By executing a counterpart to this Agreement as a Rollover Lender, the undersigned institution agrees to have all of its outstanding Existing Term Loans converted into a like principal amount of New Term Loans effective as of the Amendment No. 4 Effective Date, in each case in accordance with the terms and conditions set forth herein and in the Credit Agreement. Each Rollover Lender that submits an executed counterpart to this Agreement acknowledges and agrees that in the absence of a change to the terms and conditions of this Agreement that is (x) materially adverse to the New Term Lenders, taken as a whole, in their capacity as such and (y) made after the submission of such executed counterpart, such submission is irrevocable.

Name of Institution:	York CLO-6 Ltd., as a Rollover Lender

	By:	/s/ Kevin M. Carr
Name: Kevin M. Carr
Title: Authorized signatory

[Signature Page – Amendment No. 4 to Credit Agreement]